UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2006
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Broadway, 42nd Floor
New York, New York 10005

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     MarketAxess Holdings Inc. (the “Company”) has launched a new trading service, DealerAxess™, for interdealer trading of fixed-income securities. Participation in the DealerAxess™ service is limited to broker-dealers. In addition, consistent with current market practice, all DealerAxess™ trading activity is conducted anonymously, and MarketAxess Corporation acts as riskless principal in all DealerAxess™ transactions.
     Beginning with the report of the Company’s June 2006 monthly trading volumes to be released on July 12, 2006, volumes from the DealerAxess™ service will be included in the Company’s reported U.S. high-grade or “Other” trading volumes, as appropriate. Consistent with reporting standards for the NASD’s Transaction Reporting and Compliance Engine (TRACE), both sides of each interdealer trade will be included in the Company’s reported trading volumes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: July 12, 2006	By:	/s/Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

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